Dreyfus Global Growth Fund
-----------------------------------------------------------------------------

Letter to Shareholders

Dreyfus Global Growth Fund completed the first half of the current fiscal year June 30, 1998. Your Fund produced a total return of 10.66%* for the six months compared to 16.64% recorded by the Morgan Stanley Capital International (MSCI((reg.tm))) World Index for the same period.**

  The Global Growth Fund' s underweight of the U.S. stock market and currency caused most of the underperformance. The U.S. market rose 17.1% for the period while the U.S. dollar rose slightly compared to the main European currencies where the bulk of your Fund' s assets were invested. During this period the Global Growth Fund had an average of about 30% of its assets invested in the U.S. compared to 50% for the World Index. Stocks that contributed positively to the U.S. portfolio over the six-month period ended 6/30/98 included NationsBank in the finance area, biotechnology developer Biogen and the leading internet consumer company in the U.S., America OnLine. Stocks in the U.S. portfolio that fell during the period were Gilead Sciences, also a biotech company, and the
oilfield    technology    leader    Schlumberger.

STRATEGIES FOR EUROPE


Within the Fund's overall strategy, the Global Growth Fund's European strategy has not changed in the last year. The largest share of your Fund's assets are invested in Continental Europe. As noted in the 1997 year-end shareholder letter, many of your Fund's European holdings fall into one of three categories. One is "new growth companies" that have either been spun out of larger companies or made available to investors for the first time through initial public offerings. Strong contributors in this category over the half year under review include U.K. software maker Misys, airport retailer Aldeasa of Spain and temporary employment service provider Unique International of the Netherlands. Second, many of the Fund's European holdings are drivers of broad change within important industries. U.K.-based international cellular phone operator Vodafone Group and the pan-European, independent local telephone company Colt Telecom
Group  performed  strongly  in  this  area.  Last,  a fair number of your Fund's
European holdings are companies in the midst of restructuring designed to provide stronger financial returns for shareholders. Strong contributors to performance in this area over the period include French conglomerate Vivendi (formerly Generale des Eaux) as well as a large number of financial services companies. The entire financial services sector is beginning a restructuring and consolidation similar to that which U.S. and U.K. financial services firms have undergone over the last ten to 15 years. European financial services companies must raise returns to compete in the international capital market and to be successful participants in the ongoing industry consolidation. Among the strong contributors to performance of the Dreyfus Global Growth Fund in this area for the period under review were French Banque Nationale de Paris, the Swedish Svenska Handelbanken Ser. A and, from Switzerland, UBS AG (the new combination of Union Bank of Switzerland and Swiss Bancorp).

  Disappointing performers in Europe for the period include U.K. software builder JBA Holdings, oil companies Elf Aquitaine and Royal Dutch Petroleum, semiconductor maker SGS-Thomson Microelectronics and semiconductor equipment maker ASM Lithography.

STRATEGIES FOR ASIA

  Japan continued to lag during the first half of 1998. Your Fund remained underweight in the Japanese market during the period. However, a number of Japanese stocks contributed positively to performance for the first half including bicycle manufacturer Shimano, hard disc drive spindle motor maker Nidec and the consumer electronics company Aiwa.

  In the annual shareholder letter you received from me at the beginning of the current year I noted:

  " The Global Growth investment team's research in the Asia region leads us to the following current conclusions. First, the damage has most likely already been done to the currencies and stock markets of these countries. Second, some but probably not all of these former tigers will return to a strong growth path in the intermediate future. Third, these markets will probably remain volatile for much of 1998 and opportunities in a limited number of markets and stocks may present themselves.

  We   will  continue  to  conduct  research  and  visit  companies  to  uncover opportunities."

During the latter half of the period under review, your Fund made a few small, new commitments to the Hong Kong, Singapore, and South African stock markets. They include two of the most strongly capitalized banks in the world, Development Bank of Singapore and Hong Kong & Shanghai Bank (HSBC Holdings), and, in South Africa, Liberty Life Association of Africa insurance company and the conglomerate Barlow. The Dreyfus Global Growth investment team believes these companies will, over the long term, emerge as leaders as the dust settles in the world of emerging markets. However, these investments contributed negatively to performance in the period under review.

INVESTMENT APPROACH

  My consistent approach to managing your Fund is explained below. The latter portion of this letter details my current strategy for Dreyfus Global Growth Fund.

  My investment process is designed to deliver to investors a portfolio that includes a wide variety of holdings in 15 to 25 markets around the world, exposure to rapidly growing emerging markets when they are attractive for investment, and active currency management. The crucial challenge for a global investor is how to judge the relative attractiveness of various markets when there are scores to choose from. I address this challenge by evaluating inputs on growth, valuation, interest rates, liquidity, technical factors and currency in each of the world' s major markets. My work in these areas is driven by PC-based tools developed over time. Markets and industry sectors will be overweighted, underweighted or market weighted relative to those of the MSCI World Index. Markets and industry sectors are overweighted or underweighted in a disciplined manner. The Fund will invest in emerging markets when they are judged to be attractive. While these markets comprise only 4% of the World Index, the Global Growth Fund will invest up to 20% of its assets in this area when significant opportunities present themselves. The reason for this policy is twofold. First, selected emerging markets have the highest secular GDP and EPS growth rates in the world, and I believe that a global portfolio should offer shareholders substantial exposure to this long-term opportunity. Second, emerging markets often reach valuation extremes seldom seen in more developed equity markets. Making a significant investment at the appropriate time
positions   the   Fund  to  benefit  from  these  extraordinary  opportunities.

  In the investment process I have developed, stocks are managed in a disciplined way. I search for stocks expected to have higher earnings growth rates than the market in which they trade. Attractive companies often have made corporate changes in management, strategy or business structure that are designed to improve their future growth rate. Stocks purchased also need to have what I believe to be attractive valuations compared both to their own history and to that of the local market. Companies typically are sold when growth is forecast to fall below my own or consensus estimates, the valuation target is reached, or the weighting in that market reduced as a result of an asset allocation decision.

  Foreign currencies are at least partially hedged, where practicable, when I believe that a given currency has 10% or more downside risk against the U.S. dollar over the next 12 to 18 months.

MARKET OVERVIEW AND CURRENT OUTLOOK

  The focus of your Fund' s investments continues to be Continental Europe. Europe has become two distinct markets. The U.K. is experiencing declining corporate earnings growth, high interest rates and poor liquidity. While this market may become a much more fertile area for investment later in 1998, your Fund is currently underweight in the London market. Continental Europe is a completely different story. The Global Growth Fund's investment team believes the Continent will see strong earnings growth in 1998 even after adjusting for the difficulties in emerging markets. We believe that Europe is also beginning to benefit from the creation of private savings schemes and mutual funds as citizens of that region come increasingly to realize that government-sponsored pension plans will not provide the only source of funds for a comfortable retirement.

Many of your Fund's Continental European investments continue to fall into the three main categories I mentioned in the first portion of this letter. In terms of countries, the Continental European portfolio is diversified among ten countries. But the largest market overweights in the region are in those countries that are the greatest beneficiaries of the European Monetary Union. These are Italy and some of the smaller markets such as Portugal and Ireland. Among recently established investments in the Continental European markets are German retailer Douglas Holding, and Olivetti, an Italian company formerly in the computer business that is in the process of reinventing itself as a
telephone    service    provider.

In the year-end 1997 annual shareholder's letter you received at the beginning of the current year, I noted, "Many of our indicators turned neutral-to-negative for U.S. equities months ago but the market's liquidity and technical readings remain quite strong." The Global Growth Fund investment team's analysis of the U.S. market remains the same. As noted above, the U.S. market continued to perform relatively well in the first half of 1998 despite rapidly decelerating earnings growth. There continues to be, in our view, less upside for the U.S. market than for those in Continental Europe. But in the world's largest equity market there are nearly always good new individual investment ideas. Two that have been added during the period under review are the environmental services
giant    U.S.A.    Waste    Service    and    McDonald'   s.

  Your Fund remains underweight in Japan where the economy is still mired in recession and earnings are in decline. Perhaps more importantly, the government and Japanese companies are beginning, albeit slowly, to implement the deregulatory and restructuring measures that have attracted equity capital to other international markets such as Germany, Italy, Spain, South Africa, Brazil and others. The performance of the German stock market, up 105% over the last 18 months, shows how powerful an effect corporate restructuring can have on share performance. German companies began serious restructuring efforts in the mid-1990s. While it is true that economic growth is partially responsible for the rise in the German Dax Index over the last several years, the higher profit margins, returns on assets and equity, and higher levels of secular profit growth produced by restructuring among German companies have, in my opinion, contributed greatly to the strong performance of the German market relative to the Japanese Nikkei.

  If more Japanese companies begin to embrace reform and restructuring, the upside potential for the Japanese Nikkei could become very large. But at the moment, liquidity remains very poor in the Tokyo market. While the economy may well pick up during the second half of 1998, driving stock prices moderately higher, the start of a possible new Japanese bull market awaits the
investor-friendly    reforms    mentioned    above.

  Following the Asian stock market and currency crisis of the second half of 1997 and early 1998, true economic hardship--bankruptcies, unemployment, even social unrest--is hitting the region. We believe this difficult period can be expected to continue for at least 12 months. Nevertheless, as mentioned earlier in this letter, selected investment opportunities are appearing in the Asian region. Investors should remember that markets bottom well before good economic news appears. This bottoming process is, in our view, now well underway. Having said this, it is important to note that your Fund's emerging markets investments remain at a low level relative to the investment policy range noted above. Global Growth Fund investment team members have made research trips to Asia in March and June of this year and will be heading for the region again in July, August and September. Our focus is on a group of approximately 35 companies in the region with strong balance sheets (net cash position), strong business franchises and excellent management. Over time, new investment opportunities may emerge from our research on these companies that we believe are the Asian leaders of the future.

  As Portfolio Manager of Dreyfus Global Growth Fund I look forward to corresponding with you again at the end of the current year in the annual letter to shareholders.

               Sincerely,


               [Ron Chapman signature logo]


               Ron Chapman

               Portfolio Manager

July 17, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Unlike the Fund, which may invest in various types of securities and engage in different investment techniques, the Morgan Stanley Capital International World Index is an unmanaged index of global stock market performance, including the United States, Canada, Europe, Australia, New Zealand and the Far East. The index includes net dividends reinvested.

Dreyfus Global Growth Fund
-----------------------------------------------------------------------------

Statement of Investments                            June 30, 1998 (Unaudited)

Common Stocks--101.2%                                                                                 Shares           Value
-------------------------------------------------------
                                                                                                    ____________    ____________

                       Brazil--.4%  Compania de Saneamento
                                        Basico do Estado de Sao Paolo                                   3,000     $     360,540

                                                                                                                   ____________


                     France--11.5%  Accor                                                               2,500           697,916

                                    Alcatel Alsthom                                                    10,000         2,031,051

                                    Altran Technologies                                                   681           154,270

                                    Axa                                                                 9,000         1,009,751

                                    Banque Nationale de Paris                                          11,500           937,320

                                    LVMH Moet Hennessy                                                  4,500           898,381

                                    Rhodia                                                             10,700           297,649

                                    Rhodia, A.D.R.                                                     34,000           926,500

                                    Societe Generale                                                    4,600           954,017

                                    SGS - Thomson Microelectronics                     (a)             22,000         1,537,250

                                    Suez Lyonnaise Des Eaux                                             4,000           656,668

                                    Vivendi                                                             3,500           745,516

                                    Vivendi (Warrants)                                                  7,000            13,744

                                                                                                                   ____________

                                                                                                                     10,860,033

                                                                                                                   ____________


                     Germany--8.6%  Adidas                                                              4,500           782,511

                                    Commerzbank                                                        24,000           911,644

                                    Douglas Holding                                                    23,000         1,222,106

                                    Hoechst                                                            30,000         1,505,308

                                    Kamps                                                              10,000           295,809

                                    Linde                                                                 650           445,649

                                    M.A.N.                                                              2,400           934,203

                                    Viag                                                                2,900         1,991,485

                                                                                                                   ____________

                                                                                                                      8,088,715

                                                                                                                   ____________


                   Hong Kong--4.4%  Cheung Kong Holdings                                              200,000           983,607

                                    CLP Holdings                                                      250,000         1,139,151

                                    HSBC Holdings                                                      40,000           978,443

                                    Sun Hung Kai Properties                                           250,000         1,061,701

                                                                                                                   ____________

                                                                                                                      4,162,902

                                                                                                                   ____________


                     Ireland--1.6%  Bank Of Ireland                                                    30,000           612,399

                                    Ryanair Holdings, A.D.R.                           (a)             25,000           890,625

                                                                                                                   ____________

                                                                                                                      1,503,024

                                                                                                                   ____________


                       Italy--6.4%  Arnoldo Mondadori Editore                                          40,000           461,424

                                    Banca Popolare Di Brescia                                          50,000           941,597

                                    ENI                                                               180,000         1,170,518

                                    Ittierre Holding                                                  225,000           721,087

                                    Poligrafici Editoriale                                            160,000           465,871

                                    Rinascente                                                        100,000           975,376

                                    Telecom Italia                                                    180,000         1,312,739

                                                                                                                   ____________

                                                                                                                      6,048,612

                                                                                                                   ____________

Dreyfus Global Growth Fund
-----------------------------------------------------------------------------

Statement of Investments (continued)                June 30, 1998 (Unaudited)

Common Stocks (continued)                                                                             Shares            Value
-------------------------------------------------------
                                                                                                    ____________    ____________
                       Japan--4.4%  Aiwa                                                               19,000    $      594,497

                                    Canon                                                              15,000           339,867

                                    Casio Computer                                                     52,000           482,129

                                    Daikin Industries                                                  60,000           385,830

                                    Minebea                                                            46,000           456,939

                                    Nidec                                                               9,000           613,703

                                    Nintendo                                                            5,000           462,147

                                    Shimano                                                            24,000           607,661

                                    Yamanouchi Pharmaceutical                                          10,000           207,876

                                                                                                                   ____________

                                                                                                                      4,150,649

                                                                                                                   ____________


                 Netherlands--4.7%  Ing Groep                                                           7,000           457,305

                                    Philips Electronics                                                11,000           935,000

                                    Royal Dutch Petroleum                                              19,000         1,051,155

                                    Schlumberger                                                       14,200           970,038

                                    Unique International                                               30,000         1,015,253

                                                                                                                   ____________

                                                                                                                      4,428,751

                                                                                                                   ____________


                    Portugal--2.9%  Brisa-Auto Estradas de Portugal                                    25,000         1,066,703

                                    Electricidade de Portugal                                          48,000         1,113,216

                                    Portugal Telecom                                                   10,000           528,760

                                                                                                                   ____________

                                                                                                                      2,708,679

                                                                                                                   ____________


                   Singapore--4.1%  Creative Technology                                (a)             25,000           303,974

                                    Development Bank                                                  373,500         2,071,308

                                    Keppel                                                            210,000           316,370

                                    Overseas Union Bank                                               560,000         1,228,944

                                                                                                                   ____________

                                                                                                                      3,920,596

                                                                                                                   ____________


                South Africa--1.0%  Barlow                                                             50,000           261,945

                                    Investec Group                                                      9,000           347,024

                                    Liberty Life Association of Africa                                 18,000           348,835

                                                                                                                   ____________

                                                                                                                        957,804

                                                                                                                   ____________


                       Spain--3.9%  Adolfo Dominguez                                   (a)             15,000           508,210

                                    Aldeasa                                                            36,800         1,306,750

                                    Centros Comerciales Pryca                                          30,000           555,121

                                    Repsol                                                             24,000         1,318,217

                                                                                                                   ____________

                                                                                                                      3,688,298

                                                                                                                   ____________


                      Sweden--3.5%  Fastighets Balder (Units)                                          18,000            18,002

                                    Electrolux, Cl. B                                                 112,500         1,926,804

                                    Skandia Group Forsakrings                                          40,000           570,071

                                    Svenska Handelsbanken, Ser. A                                      18,000           832,604

                                                                                                                   ____________

                                                                                                                      3,347,481

                                                                                                                   ____________

Dreyfus Global Growth Fund
-----------------------------------------------------------------------------

Statement of Investments (continued)                June 30, 1998 (Unaudited)

Common Stocks (continued)                                                                             Shares            Value
-------------------------------------------------------
                                                                                                    ____________    ____________

                 Switzerland--3.8%  Nestle                                                                300     $      640,869

                                    Swiss Life                                                            900           760,513

                                    Union Bank Of Switzerland                                           5,825         2,162,093

                                                                                                                   ____________

                                                                                                                      3,563,475

                                                                                                                   ____________


                       Taiwan--.5%  Taiwan Semiconductor Manufacturing, A.D.R                          27,800           469,125

                                                                                                                   ____________


              United States--29.7%  Aetna                                                              12,000           913,500

                                    Aluminum Co. of America                                            13,000           857,187

                                    America Online                                                      7,500           795,000

                                    AT&T                                                               16,000           914,000

                                    Biogen                                                             49,000         2,401,000

                                    CBS                                                                30,000           952,500

                                    Chubb                                                              20,000         1,607,500

                                    Citicorp                                                            7,000         1,044,750

                                    ConAgra                                                            31,000           982,313

                                    First Union                                                        21,000         1,223,250

                                    Gateway 2000                                                       25,000         1,265,625

                                    Gilead Sciences                                                    41,000         1,314,563

                                    McDonald's                                                         27,500         1,897,500

                                    MCI Communications                                                  5,000           290,625

                                    Mobil                                                              14,000         1,072,750

                                    NationsBank                                                        18,200         1,392,300

                                    Pennzoil                                                           15,000           759,375

                                    Phelps Dodge                                                       16,000           915,000

                                    Seagate Technology                                                104,000         2,476,500

                                    Texaco                                                             26,000         1,551,875

                                    Texas Utilities                                                    34,000         1,415,250

                                    USA Waste Service                                                  41,000         2,024,375

                                                                                                                   ____________

                                                                                                                     28,066,738

                                                                                                                   ____________


              United Kingdom--9.8%  ARM Holdings                                                       30,600           586,899

                                    British Sky Broadcasting Group                                     70,000           502,592

                                    Colt Telecom Group                                 (a)             25,000           996,510

                                    Diageo                                                             37,128           439,647

                                    Enterprise Oil                                                     50,000           454,476

                                    Global TeleSystems Group                                           18,200           887,250

                                    Granada Group                                                      41,000           753,545

                                    Misys                                                              35,857         2,036,268

                                    Scottish & Newcastle                                               70,000           985,336

                                    Somerfield                                                        115,000           734,583

                                    Vodafone Group                                                     70,000           887,853

                                                                                                                   ____________

                                                                                                                      9,264,959

                                                                                                                   ____________

                                    TOTAL COMMON STOCKS

                                        (cost $85,764,418)                                                          $95,590,381

                                                                                                                   ____________

Dreyfus Global Growth Fund
-----------------------------------------------------------------------------

Statement of Investments (continued)                June 30, 1998 (Unaudited)

Preferred Stocks--1.2%                                                                                Shares            Value
-------------------------------------------------------
                                                                                                    ____________    ____________
                       Brazil--.5%  Companhia Energetica de Minas Gerais                               14,685     $     457,081

                                                                                                                   ____________


                      Germany--.7%  Henkel KGaA                                                         7,000           690,866

                                                                                                                   ____________


                      TOTAL PREFERRED STOCKS

                                        (cost $1,091,027)                                                          $  1,147,947

                                                                                                                   ____________




                                                                                                  Principal

Short-Term Investments--3.4%                                                                        Amount
-------------------------------------------------------

                                                                                                 ____________


              U.S. Treasury Bills:  4.95%, 10/1/1998                                             $  1,317,000      $  1,300,261

                                    4.97%, 10/8/1998                                                1,926,000         1,899,671

                                                                                                                   ____________


                      TOTAL SHORT-TERM INVESTMENTS

                                        (cost $3,200,017)                                                          $  3,199,932

                                                                                                                   ____________


TOTAL INVESTMENTS (cost $90,055,462)                                                                   105.8%       $99,938,260

                                                                                                      _______      ____________


LIABILITIES, LESS CASH AND RECEIVABLES                                                                 (5.8%)     $ (5,447,928)

                                                                                                      _______      ____________


NET ASSETS                                                                                             100.0%       $94,490,332

                                                                                                      _______      ____________




Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Global Growth Fund
-----------------------------------------------------------------------------

Statement of Assets and Liabilities                 June 30, 1998 (Unaudited)

                                                                                                   Cost               Value

                                                                                               _____________      _____________
ASSETS:                          Investments in securities--See Statement of Investments        $ 90,055,462      $  99,938,260

                                 Cash                                                                                   110,811

                                 Receivable for investment securities sold                                            1,556,363

                                 Receivable for forward currency exchange contracts                                     543,589

                                 Dividends and interest receivable                                                      347,778

                                 Prepaid expenses                                                                        11,795

                                                                                                                  _____________

                                                                                                                    102,508,596

                                                                                                                  _____________


LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           69,238

                                 Due to Distributor                                                                      19,718

                                 Payable for investment securities purchased                                          6,603,838

                                 Payable for shares of Beneficial Interest redeemed                                     950,836

                                 Payable for forward currency exchange contracts                                        265,642

                                 Interest payable--Note 2                                                                 8,594

                                 Accrued expenses                                                                       100,398

                                                                                                                  _____________

                                                                                                                      8,018,264

                                                                                                                  _____________


NET ASSETS                                                                                                        $  94,490,332

                                                                                                                  _____________



REPRESENTED BY:                  Paid-in capital                                                                   $ 79,102,690

                                 Accumulated undistributed investment income--net                                       465,247

                                 Accumulated net realized gain (loss) on investments,
                                   forward currency exchange contracts and
                                   foreign currency transactions                                                      5,048,875

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments and foreign currency transactions                                   9,873,520

                                                                                                                  _____________


NET ASSETS                                                                                                        $  94,490,332

                                                                                                                  _____________



SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED)                                        2,472,848


NET ASSET VALUE, offering and redemption price per share                                                                 $38.21

                                                                                                                       ________


                      SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Global Growth Fund
-----------------------------------------------------------------------------

Statement of Operations            Six Months Ended June 30, 1998 (Unaudited)

INVESTMENT INCOME

INCOME:                          Cash dividends (net of $148,014 foreign taxes
                                    withheld at source)                                   $   1,088,388

                                 Interest                                                        31,298

                                                                                          _____________

                                           Total Income                                                            $1,119,686

EXPENSES:                        Management fee--Note 3(a)                                      361,275

                                 Shareholder servicing costs--Note 3(b)                         165,807

                                 Custodian fees                                                  41,219

                                 Interest expense--Note 2                                        29,036

                                 Professional fees                                               26,370

                                 Trustees' fees and expenses--Note 3(c)                          17,910

                                 Registration fees                                               12,818

                                 Prospectus and shareholders' reports                             6,593

                                 Miscellaneous                                                    1,589

                                                                                          _____________

                                           Total Expenses                                                             662,617

                                                                                                                  ___________


INVESTMENT INCOME--NET                                                                                                457,069

                                                                                                                  ___________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments and
                                    foreign currency transactions                          $  7,922,210

                                 Net realized gain (loss) on forward currency
                                    exchange contracts
                                        Short transactions                                      157,496

                                                                                          _____________

                                           Net Realized Gain (Loss)                                                 8,079,706

                                 Net unrealized appreciation (depreciation)
                                    on investments and foreign currency
                                    transactions                                                                    1,308,489

                                                                                                                  ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                              9,388,195

                                                                                                                  ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                               $9,845,264

                                                                                                                  ___________





                      SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Global Growth Fund
-----------------------------------------------------------------------------

Statement of Changes in Net Assets


                                                                                         Six Months Ended
                                                                                          June 30, 1998          Year Ended
                                                                                           (Unaudited)        December 31, 1997
                                                                                          _______________      _______________
OPERATIONS:
   Investment income--net                                                                  $     457,069     $       (38,663)

   Net realized gain (loss) on investments                                                     8,079,706           7,768,638

   Net unrealized appreciation (depreciation) on investments                                   1,308,489           3,781,544

                                                                                            ____________       _____________

       Net Increase (Decrease) in Net Assets Resulting from Operations                         9,845,264          11,511,519

                                                                                            ____________       _____________


DIVIDENDS TO SHAREHOLDERS:

   From investment income--net                                                                   --                 (251,558)

   From net realized gain on investments                                                         --               (6,680,619)

   In excess of net realized gain on investments                                                 --               (3,030,831)

                                                                                            ____________       _____________

       Total Dividends                                                                           --               (9,963,008)

                                                                                            ____________       _____________


BENEFICIAL INTEREST TRANSACTIONS:

   Net proceeds from shares sold                                                              50,263,959          89,828,509

   Dividends reinvested                                                                          --                9,578,154

   Cost of shares redeemed                                                                   (57,093,700)       (105,656,612)

                                                                                            ____________       _____________

       Increase (Decrease) in Net Assets from Beneficial Interest Transactions                (6,829,741)         (6,249,949)

                                                                                            ____________       _____________

          Total Increase (Decrease) in Net Assets                                              3,015,523          (4,701,438)


NET ASSETS:

   Beginning of Period                                                                        91,474,809          96,176,247

                                                                                            ____________       _____________

   End of Period                                                                             $94,490,332        $ 91,474,809

                                                                                            ____________       _____________


UNDISTRIBUTED INVESTMENT INCOME--NET                                                       $     465,247   $           8,178

                                                                                            ____________       _____________


                                                                                               Shares              Shares

                                                                                            ____________       _____________

CAPITAL SHARE TRANSACTIONS:

   Shares sold                                                                                 1,322,095           2,304,373

   Shares issued for dividends reinvested                                                        --                  281,514

   Shares redeemed                                                                           (1,498,906)         (2,714,455)

                                                                                            ____________       _____________

       Net Increase (Decrease) in Shares Outstanding                                           (176,811)           (128,568)

                                                                                            ____________       _____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Global Growth Fund
-----------------------------------------------------------------------------

Financial Highlights

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                               Six Months Ended
                                                 June 30, 1998                     Year Ended December 31,
                                                                   ______________________________________________________________
PER SHARE DATA:                                   (Unaudited)      1997         1996        1995        1994        1993
                                                   __________     _______     _______     _______     _______     _______
   Net asset value, beginning of period                $34.52      $34.62      $36.97      $32.99      $35.66      $29.24

                                                      _______     _______     _______     _______     _______     _______

   Investment Operations:

   Investment income (loss)--net                          .19        (.01)        .19        1.01         .33         .14

   Net realized and unrealized gain (loss)
       on investments                                    3.50        4.19        4.19        2.97       (3.00)       6.28

                                                      _______     _______     _______     _______     _______     _______

   Total from Investment Operations                      3.69        4.18        4.38        3.98       (2.67)       6.42

                                                      _______     _______     _______     _______     _______     _______

   Distributions:

   Dividends from investment income--net                   --        (.11)       (.18)         --          --          --

   Dividends in excess of investment
       income--net                                         --          --        (.06)         --          --          --

   Dividends from net realized gain
       on investments                                      --       (2.87)      (6.22)         --          --          --

   Dividends in excess of net realized gain
       on investments                                      --       (1.30)       (.27)         --          --          --

                                                      _______     _______     _______     _______     _______     _______

   Total Distributions                                     --       (4.28)      (6.73)         --          --          --

                                                      _______     _______     _______     _______     _______     _______

   Net asset value, end of period                      $38.21      $34.52      $34.62      $36.97      $32.99      $35.66

                                                      _______     _______     _______     _______     _______     _______


TOTAL INVESTMENT RETURN                                 10.66%(2)   12.27%      11.95%      12.06%(1)   (7.49%)(1)  21.96%(1)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of operating expenses to
       average net assets                                 .65%(2)    1.34%       1.39%       1.46%       1.40%       1.37%

   Ratio of interest expense and dividends on
       securities sold short to average net assets        .03%(2)     .01%         --         .01%         --         .13%

   Ratio of net investment income (loss) to
       average net assets                                 .47%(2)    (.04%)       .51%        .86%        .57%        .96%

   Portfolio Turnover Rate                             104.21%(2)  145.59%     163.12%     225.45%     147.28%    (186.97%)

   Net Assets, end of period (000's Omitted)          $94,490     $91,475     $96,176    $104,561    $134,067    $159,383
-------------------

(1)  Exclusive of sales load.

(2)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Global Growth Fund
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Global Growth Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund' s investment objective is capital growth. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the " Distributor" ) is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

  (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Fund received net earnings credits of $1,966 during the period ended June 30, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

Dreyfus Global Growth Fund
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes

NOTE 2--BANK LINE OF CREDIT:

  In accordance with an agreement with a bank, the Fund may borrow up to $10 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to the Federal Funds rate in effect from time to time.

  The average daily amount of borrowings outstanding during the period ended June 30, 1998 was approximately $937,600 with a related weighted average annualized interest rate of 6.25%.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

  (B) Under the Shareholder Services Plan the Fund pays the Distributor for the provision of certain services at an annual rate of .25 of 1% of the value of the Fund' s average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 1998, the Fund was charged $120,425 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended June 30, 1998, the Fund was charged $31,688 pursuant to the transfer agency agreement.

  (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

  (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 1998 amounted to $102,256,650 and $98,926,876, respectively.

The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the

Dreyfus Global Growth Fund
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

  date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At June 30, 1998, there were no open forward currency exchange contracts.

  (B) At June 30, 1998, accumulated net unrealized appreciation on investments was $9,882,798, consisting of $14,486,176 gross unrealized appreciation and $4,603,378 gross unrealized depreciation.

  At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                   (reg.tm)

                                   (reg.tm)

DREYFUS GLOBAL GROWTH FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940











Printed in U.S.A.                                              033SA986

Global Growth

Fund

Semi-Annual

Report

June 30, 1998